ALPINE ANNOUNCES STATUS OF SALE PROCESS

Nashville, Tennessee and Vancouver, British Columbia--(Newsfile Corp. - June 21, 2023) - Alpine Summit Energy Partners, Inc. (TSXV: ALPS.U) (NASDAQ: ALPS) ("Alpine Summit" or the "Company") today announced that its Board of Directors unanimously voted to conclude its previously announced asset sale process, which was being conducted by Stephens Inc. ("Stephens").

Beginning on March 8, 2023, Stephens broadly solicited expressions of interest in a sale of various strategic, highly productive assets recently developed and proven by the Company.  After considering several bids, the Company's Board of Directors concluded that the bids were not reflective of the value of the underlying assets and it was therefore not prudent to continue the sales process in the current environment. The impact of a force majeure event, that has since been resolved, constrained production during April and May of 2023 and contributed to this outcome. The Company continues to review and evaluate its strategic options, including financing options, with the intent of maximizing value for its stakeholders. The Company has retained Porter Hedges LLP, Houlihan Lokey Capital, Inc., and Huron Consulting Group to assist with this process. However, there can be no assurance that such review will result in any agreements or transactions, or that, if completed, any agreements or transactions will be successful or on attractive terms.

About Alpine Summit Energy Partners, Inc.

Alpine Summit is a U.S. based company that operates and develops oil and gas assets. For additional information on the Company, please visit www.alpinesummitenergy.com.

Darren Moulds, Chief Financial Officer
Phone: 403.390.9260
Email: dmoulds@alpsummit.com

Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only Alpine Summit's beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of Alpine Summit's control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", "believes", or the negative or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved". The forward-looking information and forward-looking statements contained herein include, but are not limited to, statements regarding: the Company's evaluation and review of its strategic options and the potential outcome thereof.

By identifying such information and statements in this manner, Alpine Summit is alerting the reader that such information and statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Alpine Summit to be materially different from those expressed or implied by such information and statements. In addition, in connection with the forward-looking information and forward-looking statements contained in this news release, Alpine Summit has made certain assumptions. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information and statements are the following: the impact that listing on the Nasdaq Global Market ("Nasdaq") has on relationships, including with regulatory bodies, employees, suppliers, contractors and competitors, as well as the impact of Alpine Summit's failure to meet Nasdaq's continued listing requirements; changes in general economic, business and political conditions, including changes in the financial and commodity markets; changes in the price of natural gas; changes in applicable laws; and compliance with extensive government regulation. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Alpine Summit believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward-looking information and forward-looking statements contained in this news release are made as of the date of this news release, and Alpine Summit does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.